EXHIBIT 99.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Whirlpool Corporation (the “Company”) for the quarterly period ended on March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David R. Whitwam, as Chief Executive of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002) that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ DAVID R. WHITWAM
Name: Title:	David R. Whitwam Chairman of the Board Chief Executive Officer

Date: May 12, 2003